Exhibit 99.1

PROXY ADVISORY FIRM GLASS LEWIS RECOMMENDS

FAMILY DOLLAR STOCKHOLDERS VOTE “FOR” MERGER WITH DOLLAR TREE

MATTHEWS, N.C. – January 14, 2015 – Family Dollar Stores, Inc. (“Family Dollar”) (NYSE:FDO), a leading national discount retailer offering name brands and quality, private brand merchandise, announced today that Glass Lewis & Co. (“Glass Lewis”), a leading independent proxy voting and corporate governance advisory firm, recommends that Family Dollar stockholders vote “FOR” the merger with Dollar Tree, Inc. (NASDAQ: DLTR) at Family Dollar’s Special Meeting of Stockholders scheduled for January 22, 2015.

In its January 14, 2015, report, Glass Lewis stated:

“[W]e believe approval of the merger with Dollar Tree is in the best interests of Family Dollar shareholders. Accordingly, we recommend that shareholders vote FOR this proposal using the WHITE proxy card.”*

“Overall, we agree with the board’s determination that the merger with Dollar Tree delivers attractive value in the form of immediate upfront cash and upside participation in the combined company, as well as greater closing certainty. We also continue to believe, as we have from the beginning, that a merger with Dollar Tree is strategically and financially compelling.”*

“[W]e believe the risk/reward dynamics at play here now favor acceptance of the Dollar Tree merger over either the Dollar General offer or the potential further delay of the Dollar Tree merger.”*

SECURE SUBSTANTIAL AND CERTAIN VALUE – VOTE “FOR” THE MERGER WITH

DOLLAR TREE ON THE WHITE PROXY CARD TODAY

The Family Dollar Board of Directors unanimously recommends that stockholders vote “FOR” the proposed merger with Dollar Tree and other matters to be considered at the January 22nd Special Meeting. The failure to vote or an abstention has the same effect as a vote against the proposed combination. Please take a moment to vote “FOR” the proposal to adopt the Dollar Tree merger agreement by signing, dating and returning the WHITE proxy card today.

Family Dollar stockholders of record as of the close of business on October 30, 2014 are entitled to vote at the January 22nd Special Meeting.

Family Dollar stockholders seeking copies of the definitive proxy statement/prospectus or with questions about the Special Meeting may contact the Company’s proxy solicitor, MacKenzie Partners, Inc. at proxy@mackenziepartners.com, (212) 929-5500 or toll-free at (800) 322-2885.

Morgan Stanley & Co. LLC is serving as exclusive financial advisor to Family Dollar and Cleary Gottlieb Steen & Hamilton LLP is serving as legal counsel.

*	Permission to use quotations from the Glass Lewis report was neither sought nor obtained.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the proposed merger between Dollar Tree and Family Dollar, on October 28, 2014, the Securities and Exchange Commission (SEC) declared effective Dollar Tree’s registration statement on Form S-4 that included a definitive proxy statement of Family Dollar that also constitutes a prospectus of Dollar Tree. On October 28, 2014, Family Dollar commenced mailing the definitive proxy statement/prospectus to stockholders of Family Dollar. INVESTORS AND SECURITY HOLDERS OF FAMILY DOLLAR ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE MERGER THAT ARE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders are able to obtain free copies of the registration statement and the definitive proxy statement/prospectus (when available) and other documents filed with the SEC by Dollar Tree and Family Dollar through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Dollar Tree are available free of charge on Dollar Tree’s internet website at www.DollarTree.com under the heading “Investor Relations” and then under the heading “Download Library” or by contacting Dollar Tree’s Investor Relations Department at 757-321-5284. Copies of the documents filed with the SEC by Family Dollar are available free of charge on Family Dollar’s internet website at www.FamilyDollar.com under the heading “Investor Relations” and then under the heading “SEC Filings” or by contacting Family Dollar’s Investor Relations Department at 704-708-2858.

Participants in the Solicitation For the Proposed Dollar Tree/Family Dollar Merger

Dollar Tree, Family Dollar, and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of Family Dollar common stock in respect of the proposed merger between Dollar Tree and Family Dollar. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies in favor of the proposed merger are set forth in the proxy statement/prospectus filed with the SEC. You can also find information about Dollar Tree’s and Family Dollar’s directors and executive officers in Dollar Tree’s definitive proxy statement filed with the SEC on May 12, 2014 and in Family Dollar’s Annual Report on Form 10-K for the fiscal year ended August 30, 2014, respectively. You can obtain free copies of these documents from Dollar Tree or Family Dollar using the contact information above.

Additional Information About the Dollar General Tender Offer

Family Dollar has filed a solicitation/recommendation statement with respect to the tender offer with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE SOLICITATION/RE-COMMENDATION STATEMENT WITH RESPECT TO THE TENDER

OFFER AND OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER. You may obtain free copies of the solicitation/recommendation statement with respect to the tender offer and other documents filed with the SEC by Family Dollar through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Family Dollar are available free of charge on Family Dollar’s internet website at www.FamilyDollar.com under the heading “Investor Relations” and then under the heading “SEC Filings” or by contacting Family Dollar’s Investor Relations Department at 704-708-2858.

Forward Looking Statements

Certain statements contained herein are “forward-looking statements” that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and information about our current and future prospects and our operations and financial results are based on currently available information. Various risks, uncertainties and other factors could cause actual future results and financial performance to vary significantly from those anticipated in such statements. The forward looking statements contained herein include assumptions about our operations, such as cost controls and market conditions, and certain plans, activities or events which we expect will or may occur in the future and relate to, among other things, the business combination transaction involving Dollar Tree and Family Dollar, the unsolicited tender offer and proposals from Dollar General and any other alternative business combination transactions, the financing of the proposed transactions, the benefits, results, effects, timing and certainty of the proposed transactions, future financial and operating results, expectations concerning the antitrust review process for the proposed transactions and the combined company’s plans, objectives, expectations (financial or otherwise) and intentions.

Risks and uncertainties related to the proposed mergers include, among others: the risk that Family Dollar’s stockholders do not approve either merger; the risk that the merger agreement is terminated as a result of a competing proposal; the risk that regulatory approvals required for either merger are not obtained on the proposed terms and schedule or are obtained subject to conditions that are not anticipated; the risk that the other conditions to the closing of either merger are not satisfied; the risk that the financing required to fund either transaction is not obtained; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of either merger; uncertainties as to the timing of either merger; competitive responses to either proposed merger; response by activist stockholders to either merger; costs and difficulties related to the integration of Family Dollar’s business and operations with Dollar Tree’s or other potential business combination transaction counterparties’ business and operations; the inability to obtain, or delays in obtaining, the cost savings and synergies contemplated by either merger; uncertainty of the expected financial performance of the combined company following completion of either proposed transaction; the calculations of, and factors that may impact the calculations of, the acquisition price in connection with either proposed transaction and the allocation of such acquisition price to the net assets acquired in accordance with applicable accounting rules and methodologies; unexpected costs, charges or expenses resulting from either merger; litigation relating to either merger; the outcome of pending or potential litigation or governmental investigations; the inability to retain key personnel; and any changes in general economic and/or industry specific conditions. Consequently, all of the forward-looking statements made by Family Dollar, in this and in other documents or statements are qualified by factors, risks and uncertainties, including, but not limited to, those set forth under the headings titled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in Family Dollar’s

Annual Report on Form 10-K for the fiscal year ended August 30, 2014, Family Dollar’s Quarterly Report on Form 10-Q for the quarter ended November 29, 2014, and other reports filed by Family Dollar with the SEC, which are available at the SEC’s website http://www.sec.gov.

Please read our “Risk Factors” and other cautionary statements contained in these filings. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Family Dollar undertakes no obligation to update or revise any forward-looking statements, even if experience or future changes make it clear that projected results expressed or implied in such statements will not be realized, except as may be required by law. As a result of these risks and others, actual results could vary significantly from those anticipated herein, and our financial condition and results of operations could be materially adversely affected.

About Family Dollar

For more than 50 years, Family Dollar has been providing value and convenience to customers in easy-to-shop neighborhood locations. Family Dollar’s mix of name brands and quality, private brand merchandise, appeals to shoppers in more than 8,100 stores in rural and urban settings across 46 states. Helping families save on the items they need with everyday low prices creates a strong bond with customers who refer to their neighborhood store as “my Family Dollar.” Headquartered in Matthews, North Carolina, just outside of Charlotte, Family Dollar is a Fortune 300, publicly held company with common stock traded on the New York Stock Exchange under the symbol FDO. For more information, please visit www.familydollar.com.

FAMILY DOLLAR CONTACTS:

INVESTOR CONTACT:

Kiley F. Rawlins, CFA

(704) 708-2858

krawlins@familydollar.com

or

Dan Burch / Laurie Connell

MacKenzie Partners

(212) 929-5748 / (202) 591-5233

dburch@mackenziepartners.com / lconnell@mackenziepartners.com

MEDIA CONTACT:

Matthew Sherman / Jamie Moser / Averell Withers

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449